UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Isolagen, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Isolagen, Inc.

405 Eagleview Blvd.

Exton, Pennsylvania 19341

(484) 713-6000

To the Stockholders of Isolagen, Inc.:

As announced on September 24, 2007, the company has rescheduled its 2007 Annual Meeting of Stockholders for Monday, November 5, 2007 at 1:00 p.m. at 405 Eagleview Blvd, Exton, Pennsylvania 19341. The company rescheduled its annual meeting in order to obtain a quorum of shareholder votes.

You previously received a Proxy Statement, dated September 6, 2007. The matters to be voted upon and the other information contained within the Proxy Statement have not changed, other than the date and location of the 2007 Annual Meeting of Stockholders, as discussed above. We urge you to read the Proxy Statement and the materials that accompanied the Proxy Statement carefully.

The record date for stockholders entitled to vote at the Annual Meeting remains the close of business on September 5, 2007. This letter, the Notice of Annual Meeting of Stockholders attached to this letter, and a new proxy card are being mailed to all stockholders on October 5, 2007.

Stockholders who have previously sent in proxy cards are not required to recast their votes. Because it is important that your shares be voted at the Annual Meeting, if you have not previously done so, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We look forward to seeing you on November 5, 2007.

Very truly yours,

ISOLAGEN, INC.

By:	/s/ NICHOLAS L. TETI
Nicholas L. Teti
Chairman and Chief Executive Officer

Isolagen, Inc.

405 Eagleview Blvd.

Exton, Pennsylvania 19341

(484) 713-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 5, 2007

TO THE STOCKHOLDERS OF ISOLAGEN, INC.:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Isolagen, Inc. (the “Company”) will be held at 405 Eagleview Blvd, Exton, Pennsylvania 19341, on November 5, 2007 at 1:00 p.m., local time, for the following purposes, as described in the accompanying Proxy Statement:

1.                                      To elect three persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office.

2.                                      To ratify the appointment of BDO Seidman, LLP as the Company’s auditors for the year ending December 31, 2007.

3.                                      To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record of the Company at the close of business on September 5, 2007 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 405 Eagleview Blvd., Exton, Pennsylvania 19341 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

ISOLAGEN, INC.

/s/ NICHOLAS L. TETI
Exton, Pennsylvania	Nicholas L. Teti
October 5, 2007	Chairman and Chief Executive Officer

ISOLAGEN, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

NOVEMBER 5, 2007

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated September 6, 2007, and hereby appoints Terry E. Vandewarker and Declan Daly, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of common stock of Isolagen, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at 405 Eagleview Blvd, Exton, Pennsylvania 19341, on November 5, 2007 at 1:00 p.m., local time, and at any adjournments or postponements thereof.

☐ For All

The Board of Directors has nominated the following three persons for election as directors of the Company: Steven Morrell, Marshall G. Webb, and Kenneth A. Selzer. Their term will expire at the 2010 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

1.	☐ Withhold All
☐ For All Except

2.	☐ For ☐ Against ☐ Abstain	To ratify the appointment of BDO Seidman, LLP as the Company’s auditors for the year ending December 31, 2007.

3.		In their discretion, upon such other matters as may properly come before the meeting.

The board of directors recommends a vote FOR the nominees and proposal above and if no specification is made, the shares will be voted for such nominees and proposal.

Dated	2007

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NEW YORK 10038. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1, FOR THE PROPOSAL SET FORTH IN ITEM 2, AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.